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								Exhibit 10.6

			    STOCK OPTION AGREEMENT
			    ----------------------

			     (OTHER OPTION GRANT)
			     --------------------

			 (Non-Qualified Stock Option)
			 ----------------------------


		THIS AGREEMENT is made to be effective as of September 19, 2001, by and between Ohio Casualty Corporation, an Ohio corporation (the "Company"), and Donald F. McKee ("Employee") and constitutes the "Other Option Grant" referred to in the employment agreement between Employee and Company dated September 19, 2001.


				WITNESSETH:
				-----------

		WHEREAS, the Board of Directors of the Company ("Board") has determined that an option to acquire common shares of the Company should be granted to Employee upon the terms and conditions set forth in this Agreement;

		NOW, THEREFORE, in consideration of the premises, the parties named above make the following agreement, intending to be legally bound thereby:


	1.      Grant of Option.  Subject to adjustment pursuant to Section
		---------------
3(a) of this Agreement, the Company hereby grants to Employee an option (the "Option") to purchase 200,000 common shares of the Company (the "Shares"). The Option is not intended to qualify as an incentive stock option under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Anything contained in this Agreement to the contrary notwithstanding, the Option may not be exercised for a period of six months from the date of this Agreement.

	2.      Terms and Conditions of the Option.
		----------------------------------

		(a)     Option Price.  The purchase price (the "Option
			------------
Price") to be paid by Employee to the Company upon the exercise of the Option shall be $11.200 per Share, subject to adjustment as provided in Section 3(a) of this Agreement.

		(b)     Exercise of the Option.  Except as otherwise provided
			----------------------
in this Agreement, the Option may be exercised by Employee as follows:

			(i) Subject to Employee's continued employment with the Company or with any entity related to Company through common ownership ("Subsidiary"), the Option shall vest and become exercisable with respect to (a) one third (33-1/3%) of the Shares on the first anniversary of the effective date of this Agreement, (b) one third (33-1/3%) of the Shares on

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the second anniversary of the effective date of this Agreement and (c) one third (33-1/3%) of the Shares on the third anniversary of the effective date of this Agreement.
			(ii) Subject to the six-month holding period requirement of Section 1 of this Agreement, if Employee's employment with the Company and all Subsidiaries is terminated by Employee as a result of death, Disability (as defined below), Retirement (as defined below) or for Good Reason (as defined below) or by the Company without Cause (as defined below), the Unvested Portion (as defined below) shall vest and become exercisable upon such termination of employment for the period specified in
Section 2(c) below.

			(iii) The portion of the Option which has become vested and exercisable pursuant to this section is referred to as the "Vested Portion" and the portion of the Option which has not become vested and exercisable pursuant to this section is referred to as the "Unvested Portion."

			(iv)   For purposes of this Agreement, (a)
"Disability" shall have the same meaning given to such term in the Employee's employment agreement dated September 19, 2001 (whether or not that agreement is in effect at the time employment terminates), (b) "Retirement" shall have the meaning given to such term in the Ohio Casualty Insurance Company Employees Retirement Plan (whether or not that plan is in effect at the time employment terminates), (c) "Cause" shall have the same meaning given to such term in the Employee's employment agreement dated September 19, 2001 (whether or not that agreement is in effect at the time employment terminates) and (D) "Good Reason" shall have the same meaning given to such term in the Employee's employment agreement dated September 19, 2001 (whether or not that agreement is in effect at the time employment terminates).

			(v) If Employee's employment with the Company or any Subsidiary is terminated (a) by the Employee for any reason other than Retirement, Disability, death or for Good Reason or (b) by the Company for Cause, the Unvested Portion of the Option shall be cancelled by the Company without consideration and shall thereupon terminate.

		(c)     Option Term.  Subject to the provisions of this
			------------
Agreement, Employee may exercise all or any part of the Vested Portion of this Option at any time prior to the occurrence of the earliest event listed below:

			(i) the tenth anniversary of the date of this Agreement;

			(ii) one year following the date of Employee's termination of employment with the Company or a Subsidiary due to death, Disability or Retirement;

			(iii) one year following the date the Company terminates Employee without Cause;

			(iv) one year following the date Employee terminates employment for Good Reason; or


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			(v) the date of termination of Employee's
employment with the Company or a Subsidiary for any reason other than those specified in subsection 2(c)(i) - (iv).

		(d)     Exercise of Option.  The Vested Portion of the
			------------------
Option may be exercised by giving written notice of exercise to the Company, in care of the Treasurer of the Company, or to any person(s) designated for that purpose, stating the number of Shares subject to the Option being purchased. Payment for all such Shares shall be made to the Company at the time the Option is exercised in United States dollars in cash (including check, bank draft or money order). Payment for such Shares also may be made (i) by delivery of common shares of the Company already owned by Employee and having a Fair Market Value (as defined in Section 2(f) of this Agreement) on the date of delivery equal to the Option Price for the Shares purchased, or (ii) by delivery of the combination of cash and already-owned common shares of the Company. The Board may, in its discretion, permit payment of the Option Price of the Shares subject to the Option by delivery of a properly executed exercise notice together with a copy of irrevocable instructions to deliver promptly to the Company the amount of sale proceeds to pay the Option Price. After payment in full for the Shares purchased under the Option has been made, the Company shall take all such action necessary to deliver appropriate share certificates evidencing the Shares purchased upon exercise of the Option as promptly thereafter as is reasonably practicable.

		(e)     Tax Withholding.  Employee will pay to the Company
			---------------
the amount of any taxes the Company is required by law to withhold with respect to the exercise of the Option. Employee also may instruct the Company to withhold from the Shares issuable upon exercise of the Option that number of Shares having a Fair Market Value (as defined in Section 2(f) of this Agreement) on the date of exercise equal to the amount of any taxes the Company is required by law to withhold with respect to the exercise of the Option.

		(f) For purposes of this Agreement, "Fair Market Value" means, on any given date, the closing price of the Company's common shares, as reported on The NASDAQ National Market, or on any securities exchange on which the common shares are listed for such date, or if the Company's common shares were not traded on such date, on the next preceding date on which the Company's common shares were traded.

	3.      Adjustments and Changes in the Shares.
		-------------------------------------

		The following provisions shall apply to the Option:

		(a)     Generally.  In the event that the outstanding common
			---------
shares of the Company shall be changed into or exchanged for a different kind of shares, other securities or other property of the Company or of another corporation or for cash, (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of common shares of the Company shall be increased through the payment of a share dividend, there shall be substituted for or added to each Common Share subject to the Option, the number and kind of shares, other securities or other property and the amount of cash into which each outstanding common share of the Company shall be changed, or

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for which each such common share shall be exchanged, or to which the holder of each common share shall be entitled, as the case may be. The Option shall also be appropriately amended as to the Option Price and other terms as may be necessary to reflect the foregoing events. The number of shares that will become vested in accordance with Section 2(b) of this Agreement shall be appropriately adjusted to reflect any such change in the outstanding common shares of the Company. In the event there shall be any other change in the number or kind of the outstanding shares of the Company, or of any shares, other securities or other property (including cash) into which such shares shall have been changed, or for which they shall have been exchanged, then if the Board, in its sole discretion, shall determine that such change equitably requires an adjustment in the Option, such adjustment shall be made by the Board in accordance with such determination. Fractional shares resulting from any adjustment in the Option pursuant to this Section 3(a) shall be rounded down due to the nearest whole number of shares. The Board has sole discretion to make all determinations under this section. All decisions by the Board under this section will be final and binding on the Company, Employee and the assigns, if any, of each.

		(b)     Change in Control.  In the event there is a Change
			-----------------
in Control, subject to the six-month holding period requirement of Section 1, the Option shall become immediately exercisable as of the date of the Change in Control, whether or not exercisable under this Agreement. If the Option has been held for less than six months as of the date of the Change in Control, the Option shall be cancelled by the Company without consideration and shall terminate as of the date of the Change of Control.
 For purposes of this Section 3(b), a Change in Control shall have the same meaning given to such term in the Employee's employment agreement dated September 19, 2001 (whether or not that agreement is in effect at the time employment terminates).

		(c)     No Restrictions on Company.  The grant of this Option
			--------------------------
shall not affect in any way the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

	4.      Non-Assignability of Option.  Unless otherwise permitted by
		---------------------------
the Board, the Option shall not be assignable or otherwise transferable by Employee except by will or by the laws of descent and distribution. The Option may not be exercised during the lifetime of Employee except by Employee or Employee's legal representative.

	5.      Buy Out of Option Gains.  At any time after the Option
		-----------------------
becomes exercisable, the Board shall have the right to elect, in its sole discretion and without the consent of Employee, to cancel the Option and pay to Employee the excess of the Fair Market Value of the Shares over the option price at the date the Board provides written notice (the "Buy Out Notice") of the intention to exercise the right. A buy out pursuant to this section shall be completed by the Company as promptly as possible after the date of the Buy Out Notice. Payment of the buy out amount may be made in cash, in common shares of the Company, or partly in cash and partly in common shares as the Board deems advisable. To the extent payment is made in common shares, the number of shares shall be determined by dividing the amount of the payment to be made by the Fair Market

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Value of a common share at the date of the Buy Out Notice.  Payment of any such buy out amount shall be made net of any applicable foreign, federal (including FICA), state and local withholding taxes.

	6.      Restrictions on Transfers of Common Shares.  Anything
		------------------------------------------
contained in this Agreement or elsewhere to the contrary notwithstanding, the Company may postpone the issuance and delivery of Shares upon any exercise of the Option until completion of any stock exchange listing or registration or other qualification of such Shares under any state or federal law, rule or regulation as the Company may consider appropriate. The Company may require Employee, when exercising the Option, to make such representations and furnish such information as the Company may consider appropriate in connection with the issuance of the Shares in compliance with applicable law.

		Anything contained in this Agreement or elsewhere to the contrary notwithstanding, the Option shall not be exercisable for the purchase of any Shares subject thereto except for Shares which, at the time of such exercise and purchase, are exempt or are the subject matter of an exempt transaction or are registered by description, by coordination or by qualification, or at such time are the subject matter of a transaction which has been registered by description, all in accordance with Chapter 1707 of the Ohio Revised Code.

		Shares issued and delivered upon exercise of the Option shall be subject to such restrictions on trading, including appropriate legending of certificates to that effect, as the Company, in its discretion, shall determine are necessary to satisfy applicable legal requirements and obligations.

	7.      Rights of Employee.  Employee shall have no rights as a
		------------------
shareholder of the Company with respect to any Shares of the Company covered by the Option until the date of issuance of a certificate to him.

	8.      No Agreement to Employ.  The grant of the Option shall not
		----------------------
confer upon any Employee any right to continue in the employment of the Company or any Subsidiary nor limit in any way the right of the Company or any Subsidiary to terminate the employment of Employee at any time.

	9.      Governing Law.  This Agreement shall be governed by and
		-------------
construed in accordance with the laws of the State of Ohio.

	10.     Rights and Remedies Cumulative.  All rights and remedies of
		------------------------------
the Company and of Employee enumerated in this Agreement shall be cumulative and, except as expressly provided otherwise in this Agreement, none shall exclude any other rights or remedies allowed by law or in equity, and each may be exercised and enforced concurrently.

	11.     Captions.  The captions contained in this Agreement are
		--------
included only for convenience of reference and do not define, limit, explain or modify this Agreement or its

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interpretation, construction or meaning and are in no way to be construed as a part of this Agreement.

	12.     Severability.  If any provision of this Agreement or the
		------------
application of any provision hereof to any person or any circumstance shall be determined to be invalid or unenforceable, then such determination shall not affect any other provision of this Agreement or the application of said provision to any other person or circumstance, all of which other provisions shall remain in full force and effect. It is the intention of each party to this Agreement that if any provision of this Agreement is susceptible of two or more interpretations, one of which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.

	13.     Number and Gender.  When used in this Agreement, the number
		-----------------
and gender of each pronoun shall be construed to be such number and gender as the context, circumstances or its antecedent may required.

	14.     Entire Agreement.  This Agreement constitutes the entire
		----------------
agreement between the Company and Employee with respect to this stock option grant, and this Agreement supersedes all prior agreements between the parties related to this option grant. No officer, employee or other servant or agent of the Company, and no servant or agent of Employee, is authorized to make any representation, warranty or other promise not contained in this Agreement. No change, termination or attempted waiver of any of the provisions of this Agreement shall be binding upon any party hereto unless contained in a writing signed by the party to be charged.

	15.     Successors and Assigns.  This Agreement shall inure to the
		----------------------
benefit of and be binding upon the successors and assigns (including subsequent, as well as immediate, successors and assigns) of the Company.

		IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first above written.


				 OHIO CASUALTY CORPORATION
				 By:
				     -----------------------------------
				     Dan R. Carmichael, President & CEO


				 EMPLOYEE:


				 ---------------------------------------
				     Donald F. McKee

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